UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 15, 2003
Date of Report (Date of Earliest Event Reported)

Commission file number 1-10962

Callaway Golf Company

(Exact name of registrant as specified in its charter)

Delaware	95-3797580
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2180 Rutherford Road, Carlsbad, CA 92008
(760) 931-1771
(Address, including zip code, and telephone number, including area code, of principal executive offices)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
EXHIBIT 7.1
EXHIBIT 7.2
EXHIBIT 23.1

CALLAWAY GOLF COMPANY

INDEX

Item 2.	Acquisition or Disposition of Assets	3
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits	3

Item 2. Acquisition or Disposition of Assets.

     On September 15, 2003, the Callaway Golf Company (the “Company”) completed the acquisition of substantially all of the assets of TFGC Estate Inc. (f/k/a The Top-Flite Golf Company, f/k/a Spalding Sports Worldwide, Inc., the “Seller”) and thereafter completed the acquisition of certain additional assets related to the Seller’s international operations (the “Acquisition”). The Acquisition was consummated pursuant to the terms of the Asset Purchase Agreement between the Seller and the Company, dated as of June 30, 2003, as amended (the “Asset Purchase Agreement”). The purchase price was initially determined through an arms-length negotiation between the parties and was subject to certain contingencies, including the approval of the Acquisition by the U.S. Bankruptcy Court. In connection with the approval process, the court approved the Company as the “stalking horse” bidder, permitting other qualified bidders to submit higher and better bids for the subject assets than the Company’s bid. The court-ordered auction was conducted on September 3, 2003. The Company made the prevailing bid which was approved by the bankruptcy court on September 4, 2003.

     Pursuant to the court-approved bid, the Company agreed to acquire the Seller’s assets for approximately $174,363,000 (approximately $169,294,000 cash and the assumption of approximately $5,069,000 of debt) and the assumption of certain liabilities. The cash portion of the purchase price was subject to adjustments for the amount of inventory and accounts receivable delivered at closing. The Seller delivered inventories, accounts receivable, fixed assets (primarily plant and manufacturing equipment), and all of Seller’s golf patents, trademarks and intellectual property. Based on the actual amount of inventories and accounts receivable delivered, and certain other adjustments, the cash portion of the purchase price was adjusted downward by approximately $10,149,000. Accordingly, the adjusted cash portion of the purchase price was approximately $159,145,000. The purchase price is subject to further adjustment based upon the confirmation of the value of inventories and accounts receivable acquired in connection with the Acquisition.

     The Company paid the cash purchase price for the Acquisition out of cash on hand. The Company intends to continue the U.S. and foreign operation of the acquired golf business, including the use of acquired assets in the manufacture of golf balls and golf clubs and the commercialization of existing TOP-FLITE ®, STRATA ® and BEN HOGAN ® brands, patents and trademarks.

     The Acquisition was accounted for as a purchase in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations.” Under SFAS No. 141, the estimated aggregate cost of the acquired assets is $185,735,000, which includes cash paid ($159,145,000) transaction costs (approximately $6,002,000) and assumed liabilities (approximately $20,588,000). The estimated fair value of the assets exceeded the estimated aggregate acquisition costs. As a result, the Company reduced the carrying value of the acquired long-term assets on a pro rata basis. A full determination of the allocation of the aggregate acquisition costs will be made within twelve months of the effective acquisition date, upon receipt of a final independent valuation analysis of tangible and intangible assets. It is anticipated that the final allocation will not differ materially from the preliminary allocation.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     On September 30, 2003, the Company filed a Current Report on Form 8-K dated September 15, 2003 with respect to the acquisition of substantially all of the assets of TFGC Estate Inc. (f/k/a The Top-Flite Golf Company, f/k/a Spalding Sports Worldwide, Inc.). Such Form 8-K was filed without the financial statements and pro forma financial information required by Items 210.3-05 (a) and (b) of Regulation S-X. This Current Report on Form 8-K/A provides such required information.

(a) Financial Statements of Business Acquired

     Attached as Exhibit 7.1, are the audited consolidated financial statements of SHC, Inc. (f/k/a Spalding Holdings Corporation) as of December 31, 2002, and the year then ended, and the unaudited condensed consolidated financial statements of SHC, Inc. as of and for the eight months ended August 24, 2003 and August 23, 2002.

(b) Pro Forma Financial Information

     Attached as Exhibit 7.2, are the pro forma unaudited consolidated condensed balance sheet of the Company as of September 30, 2003 and pro forma unaudited consolidated condensed statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002, which includes the acquisition of TFGC Estate, Inc. and its subsidiaries in a two step process. The acquisition of the domestic operations of TFGC Estate, Inc. and its subsidiaries was completed on September 15, 2003 and the acquisition of the international operations was completed on October 1, 2003. The pro forma balance sheet at September 30, 2003 reflects certain assets and liabilities of the international operations acquired on October 1, 2003 as if they were acquired on September 30, 2003. These pro forma statements give effect to the Company’s acquisition of TFGC Estate, Inc. and subsidiaries as if it had occurred at the beginning of each period presented.

(c) Exhibits

     Set forth below is a list of exhibits included as part of this Current Report:

Exhibit Number	Description of Exhibit

7.1	Financial Statements of SHC, Inc. †

7.2	Pro Forma Financial Information. †

23.1	Consent of Deloitte & Touche. †

99.1	Asset Purchase Agreement between the Seller and the Company, dated as of June 30, 2003, incorporated herein by this reference to Exhibit 10.54 to the Company’s Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission (“Commission”) on August 7, 2003 (file no. 1-10962)

99.2	Amendment No. 1 to Asset Purchase Agreement between the Seller and the Company, dated as of August 11, 2003, incorporated herein by this reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, as filed with the Commission on September 30, 2003 (file no. 1-10962)

99.3	Amendment No. 2 to Asset Purchase Agreement between the Seller and the Company, dated as of September 4, 2003, incorporated herein by this reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, as filed with the Commission on September 30, 2003 (file no. 1-10962)

99.4	Amendment No. 3 to Asset Purchase Agreement between the Seller and the Company, dated as of September 15, 2003, incorporated herein by this reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K, as filed with the Commission on September 30, 2003 (file no. 1-10962)

99.5	Amendment No. 4 to Asset Purchase Agreement between the Seller and the Company, dated as of September 30, 2003, incorporated herein by this reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K, as filed with the Commission on September 30, 2003 (file no. 1-10962)

†	Included with this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CALLAWAY GOLF COMPANY

	By:	/s/ BRADLEY J. HOLIDAY

Bradley J. Holiday
Senior Executive Vice President and Chief Financial Officer
Date: November 21, 2003

EXHIBIT INDEX

Exhibit	Description

7.1	Financial Statements of SHC, Inc.
7.2	Pro Forma Financial Information.
23.1	Consent of Deloitte & Touche.